EXHIBIT 10.72

                                 FIRST AMENDMENT

                                       TO

                        PIONEER NATURAL RESOURCES COMPANY

                            LONG-TERM INCENTIVE PLAN

       Pioneer Natural Resources Company, a Delaware corporation (the "Company"), has adopted this First Amendment to Pioneer Natural Resources Company Long-Term Incentive Plan (the "Plan") effective as of November 23, 1998.

       "Section 1.7 of the Plan is hereby amended by replacing all references to 20% with 30%."

       Except as to the extent modified by this amendment, the Plan is hereby ratified and confirmed in all respects.

       IN WITNESS WHEREOF, Pioneer Natural Resources Company, acting by and through its officer hereunto duly authorized, has executed this instrument as of the date first written above.

                                   PIONEER NATURAL RESOURCES COMPANY




                               By:   /s/ Scott D. Sheffield
                                    ----------------------------------
                                     Scott D. Sheffield
                                     President


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